UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2017

SCIENTIFIC GAMES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware		81-0422894
(State of incorporation)		(IRS Employer
Identification No.)
0-13063
(Commission File Number)

6601 Bermuda Road, Las Vegas, NV 89119
(Address of registrant’s principal executive office)

(702) 897-7150
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CPR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act.  ☐

Item 7.01   Regulation FD Disclosure.

On October 2, 2017, Scientific Games Corporation (the “Company”) issued a press release relating to the proposed offering of senior secured notes (the “Offering”) to qualified institutional buyers pursuant to Rule 144A under the Securities Act and to certain non-U.S. persons in accordance with Regulation S under the Securities Act. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In connection with the Offering, the Company also disclosed certain additional information in the offering memorandum and the related roadshow presentation relating to NYX Gaming Group Limited, a Guernsey company (“NYX”), including the information attached hereto as Exhibits 99.2 and 99.3, which is incorporated by reference herein.  As previously disclosed in Item 1.01 of the Company’s Current Report on Form 8-K filed with the SEC on September 21, 2017, on September 20, 2017 the Company entered into an Arrangement Agreement among the Company, Bally Gaming And Systems UK Limited, a UK company and a wholly owned subsidiary of the Company (“AcquireCo”), and NYX, pursuant to which AcquireCo has agreed to acquire all issued and outstanding ordinary shares of NYX at a purchase price of CAD $2.40 per share in cash, without interest.  The transaction, which was approved by the Company’s board of directors, is expected to close in the first quarter of 2018, subject to the satisfaction of certain conditions, including NYX shareholder approval, approval by the Royal Court of Guernsey and receipt of gaming approvals in certain jurisdictions.  However, we cannot assure that the transaction will be completed.

The information contained under Item 7.01 in this Report, including Exhibits 99.1, 99.2 and 99.3, is being furnished and, as a result, such information shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

This Report, including Exhibits 99.1, 99.2 and 99.3, does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any security in any jurisdiction in which such offering, solicitation or sale would be unlawful.

This Report, including Exhibits 99.1, 99.2 and 99.3, contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based upon management’s current expectations, assumptions and estimates and are not guarantees of timing, future results or performance. These forward-looking statements involve certain risks, uncertainties and other factors that could cause actual results to differ materially from those contemplated in forward-looking statements, as discussed further in the press release attached hereto as Exhibit 99.1, in the information attached hereto as Exhibit 99.2 and the risk factors attached hereto as Exhibit 99.3.

Item 9.01.                      Financial Statements and Exhibits.

(d)  Exhibits.

99.1	Press Release of Scientific Games Corporation, dated as of October 2, 2017.
99.2	Certain information regarding NYX.
99.3	Certain risk factors related to the potential acquisition of NYX.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIENTIFIC GAMES CORPORATION

Date: October 2, 2017	By:	/s/ Michael A. Quartieri
		Name:	Michael A. Quartieri
		Title:	Executive Vice President, Chief Financial Officer, Treasurer and Corporate Secretary

EXHIBIT INDEX

99.1	Press Release of Scientific Games Corporation, dated as of October 2, 2017.
99.2	Certain information regarding NYX.
99.3	Certain risk factors related to the potential acquisition of NYX.